                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]                       FILED BY A PARTY OTHER
                                                  THAN THE REGISTRANT [ ]

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CHECK THE APPROPRIATE BOX:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                          MFS(R) CHARTER INCOME TRUST
                         MFS(R) MUNICIPAL INCOME TRUST
                        MFS(R) MULTIMARKET INCOME TRUST
                           MFS(R) SPECIAL VALUE TRUST
                     MFS(R) GOVERNMENT MARKETS INCOME TRUST
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               (Name of Registrant as Specified in its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4) Proposed maximum aggregate value of transaction:

      5) Total Fee Paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount previously paid:

      2) Form, Schedule or Registration Statement No.:

      3) Filing Party:

      4) Date Filed:

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

                          MFS(R) CHARTER INCOME TRUST
                         MFS(R) MUNICIPAL INCOME TRUST
                        MFS(R) MULTIMARKET INCOME TRUST
                           MFS(R) SPECIAL VALUE TRUST
                     MFS(R) GOVERNMENT MARKETS INCOME TRUST
                500 Boylston Street, Boston, Massachusetts 02116

               Notice of the 2008 Annual Meeting of Shareholders
                         To be held on October 9, 2008

The 2008 Annual Meeting of Shareholders of each of the above referenced trusts (each, a "Trust" and collectively, the "Trusts") will be held at 500 Boylston Street, Boston, Massachusetts 02116, at 9:30 a.m. on Thursday, October 9, 2008, for the following purposes:

ITEM 1. To elect Trustees to the Board of Trustees of each Trust as outlined below:

     a. for each of MFS Charter Income Trust, MFS Multimarket Income Trust, MFS Special Value Trust and MFS Government Markets Trust:

         i) four Trustees, J. Atwood Ives, William R. Gutow, Michael Hegarty and Robert W. Uek, to be elected by shareholders of each Trust;

     b.  for MFS Municipal Income Trust:

         i) three Trustees, William R. Gutow, Michael Hegarty and Robert W. Uek, to be elected by the holders of common shares and preferred shares of the Trust, voting together as a single class; and

         ii) two Trustees, J. Atwood Ives and Laurie J. Thomsen, to be elected by the holders of preferred shares only, voting as a separate class; and

ITEM 2. To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

It is anticipated that each Trust will hold its meeting simultaneously with each other Trust. Shareholders of each Trust will vote separately on each item.

               THE TRUSTEES OF YOUR TRUST RECOMMEND THAT YOU VOTE
                              IN FAVOR OF ITEM 1.

Only a Trust's shareholders of record on August 4, 2008 will be entitled to vote at that Trust's Meeting of Shareholders or any adjournment(s) or postponement(s) thereof.

                                    By order of the Board of Trustees
                                    SUSAN S. NEWTON
                                    Assistant Secretary and Assistant Clerk

August 21, 2008

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY SO THAT IT IS RECEIVED BY THE DATE OF THE MEETING OR RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET BY 9:29 A.M., EASTERN TIME, ON THE DATE OF THE MEETING, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

                          MFS(R) CHARTER INCOME TRUST
                         MFS(R) MUNICIPAL INCOME TRUST
                        MFS(R) MULTIMARKET INCOME TRUST
                           MFS(R) SPECIAL VALUE TRUST
                     MFS(R) GOVERNMENT MARKETS INCOME TRUST

                                Proxy Statement

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of MFS Charter Income Trust, MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Special Value Trust and MFS Government Markets Income Trust (each, a "Trust" and collectively, the "Trusts") to be used at the Meeting of Shareholders of each Trust (each, a "Meeting") to be held at 9:30 a.m. on October 9, 2008 at 500 Boylston Street, Boston, Massachusetts 02116, for the purposes set forth in the accompanying Notice. Information regarding the Board of Trustees can be found in the section of this Proxy Statement entitled "Election of Trustees." If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the proxy tabulation agent, Computershare Trust Company, N.A. ("Computershare"), 250 Royall Street, Canton, Massachusetts, 02021, or delivered at a Meeting. On August 4, 2008, the following number of shares were outstanding for each Trust:

                                         # OF COMMON           # OF PREFERRED
             TRUST                   SHARES OUTSTANDING      SHARES OUTSTANDING
-------------------------------------------------------------------------------
MFS Charter Income Trust                 55,264,540                  N/A
MFS Municipal Income Trust               40,359,223                 5,600
MFS Multimarket Income Trust             79,077,454                  N/A
MFS Special Value Trust                   6,888,440                  N/A
Government Markets Income Trust          32,082,847                  N/A

Shareholders of record at the close of business on August 4, 2008 will be entitled to one vote for each share held, and each fractional share will be entitled to a proportionate fractional vote. Each Trust will vote separately on each item; votes of multiple Trusts will not be aggregated.

The mailing address of each Trust is 500 Boylston Street, Boston, Massachusetts 02116. Solicitation of proxies is being made by the mailing of this Notice and Proxy Statement with its enclosures on or about August 21, 2008. In addition to soliciting proxies by mail, the Trustees of your Trust and employees of Massachusetts Financial Services Company ("MFS"), the Trust's investment adviser and administrator, may solicit proxies in person or by telephone. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs, and vote solicitation are borne by each Trust.

The Trusts have engaged Computershare to provide shareholder meeting services including distribution of this Proxy Statement and related materials to shareholders as well as vote solicitation and tracking. It is anticipated that the cost of these services will be $52,117 and may increase substantially in the event that any vote is contested or increased solicitation efforts are required.

A copy of each Trust's most recent annual report and semi-annual report may be obtained without charge by contacting Computershare, each Trust's transfer and shareholder servicing agent, 250 Royall Street, Canton, Massachusetts, 02021, or by telephoning toll-free (800) 637-2304.

SUMMARY OF ITEMS
----------------

ITEM NO.         ITEM DESCRIPTION                         TRUST
--------------------------------------------------------------------------------
1.a.       Election of J. Atwood Ives,         MFS Charter Income Trust
           William R. Gutow, Michael Hegarty,  MFS Multimarket Income Trust
           and Robert W. Uek as Trustees       MFS Special Value Trust
           of the Trust                        MFS Government Markets Income
                                               Trust

1.b.(i)    Election of William R. Gutow,       Common and Preferred Shareholders
           Michael Hegarty, and Robert W. Uek of MFS Municipal Income Trust as Trustees of the Trust

1.b.(ii)   Election of J. Atwood Ives and      Preferred Shareholders of MFS
           Laurie J. Thomsen as Trustees of    Municipal Income Trust
           the Trust

ITEM 1 -- ELECTION OF TRUSTEES

The Board of Trustees, which oversees each Trust, provides broad supervision over the affairs of each Trust. Those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of your Trust or of MFS are referred to as "Independent Trustees" throughout this Proxy Statement. MFS is responsible for the investment management of each Trust's assets and for providing a variety of other administrative services to each Trust. The officers of each Trust are responsible for its operations.

The Board has fixed the number of Trustees of each Trust at twelve. Under the provisions of each Trust's Declaration of Trust, the Trustees are divided into three classes, each having a term of three years.

For each of MFS Charter Income Trust, MFS Multimarket Income Trust, MFS Special Value Trust and MFS Government Markets Income Trust, the Nominating and Compensation Committee has selected and nominated, and recommended that the Board nominate, for election by shareholders J. Atwood Ives, William R. Gutow, Michael Hegarty and Robert W. Uek as Trustees of the class whose term will expire at the 2011 Annual Meeting of Shareholders (or special meeting in lieu thereof) of such Trust, to hold office until his successor is elected and qualified. The Board of Trustees has nominated such individuals. Each nominee is presently a Trustee of each aforementioned Trust and has agreed to serve as a Trustee of each such Trust if elected. The Board of Trustees recommends that you vote in favor of their election.

For MFS Municipal Income Trust, the Nomination and Compensation Committee has selected and nominated, and recommended that the Board nominate, for election by holders of common shares and preferred shares, voting together as a single class, William R. Gutow, Michael Hegarty and Robert W. Uek as Trustees of the class whose term will expire at the 2011 Annual Meeting of Shareholders (or special meeting in lieu thereof) to hold office until his successor is elected and qualified. The Nomination and Compensation Committee has also selected and nominated, and recommended that the Board nominate, for election by holders of preferred shares only, voting as a separate class, J. Atwood Ives and Laurie J. Thomsen, for a term that will expire at the next annual meeting of shareholders (or special meeting in lieu thereof) to hold office until his or her successor is elected and qualified. The Board of Trustees has nominated such individuals. Each nominee is presently a Trustee of MFS Municipal Income Trust and has agreed to serve as a Trustee of such Trust if elected. The Board of Trustees recommends that you vote in favor of their election.

It is intended that, absent contrary instructions, proxies will be voted in favor of electing Messrs. Ives, Gutow, Hegarty, and Uek and Ms. Thomsen. If, before the Meeting, any nominee refuses or is unable to serve, or if any of the nominees is unavailable at the time of the Meeting, and such refusal or inability to serve or unavailability is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at fewer than twelve for a Trust. Under the terms of each Trust's retirement policy, the Trustees have a mandatory retirement age of 73 years.

The following table presents certain information regarding the current Trustees of each Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

                                                                                         PRINCIPAL OCCUPATIONS
                                  POSITION(s) HELD                       TERM          DURING THE PAST FIVE YEARS &
NAME, DATE OF BIRTH                  WITH TRUST      TRUSTEE SINCE(1)  EXPIRING          OTHER DIRECTORSHIPS(2)
-------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning(3)              Trustee            February 2004      2010         Massachusetts Financial
(born 10/20/63)                                                                      Services Company, Chief
                                                                                     Executive Officer, President,
                                                                                     Chief Investment Officer and
                                                                                     Director
-------------------------------------------------------------------------------------------------------------------
Robert C. Pozen(3)                Trustee            February 2004      2009         Massachusetts Financial
(born 08/08/46)                                                                      Services Company, Chairman
                                                                                     (since February 2004); MIT
                                                                                     Sloan School (education),
                                                                                     Senior Lecturer (since 2006);
                                                                                     Secretary of Economic Affairs,
                                                                                     The Commonwealth of
                                                                                     Massachusetts (January 2002 to
                                                                                     December 2002); Fidelity
                                                                                     Investments, Vice Chairman
                                                                                     (June 2000 to December 2001);
                                                                                     Fidelity Management & Research
                                                                                     Company (investment adviser),
                                                                                     President (March 1997 to July
                                                                                     2001); Bell Canada Enterprises
                                                                                     (telecommunications),
                                                                                     Director; Medtronic, Inc.
                                                                                     (medical technology),
                                                                                     Director; Telesat (satellite
                                                                                     communications), Director
-------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
J. Atwood Ives                    Trustee and Chair  February 1992      2009(4) and  Private investor; Eastern
(born 05/01/36)                   of Trustees                           2011(5)      Enterprises (diversified
                                                                                     services company), Chairman,
                                                                                     Trustee and Chief Executive
                                                                                     Officer (until November 2000)
-------------------------------------------------------------------------------------------------------------------
Robert E. Butler(6)               Trustee            January 2006       2009         Consultant - regulatory and
(born 11/29/41)                                                                      compliance matters (since July
                                                                                     2002); PricewaterhouseCoopers
                                                                                     LLP (professional services
                                                                                     firm), Partner (until 2002)
-------------------------------------------------------------------------------------------------------------------
Lawrence H. Cohn, M.D.            Trustee            August 1993        2010         Brigham and Women's Hospital,
(born 03/11/37)                                                                      Chief of Cardiac Surgery
                                                                                     (until 2005); Harvard Medical
                                                                                     School, Professor of Cardiac
                                                                                     Surgery; Medical Device
                                                                                     Technology for Partners Health
                                                                                     Care, Physician Director
-------------------------------------------------------------------------------------------------------------------
David H. Gunning                  Trustee            January 2004       2009         Retired; Cleveland-Cliffs Inc.
(born 05/30/42)                                                                      (mining products and service
                                                                                     provider), Vice Chairman/
                                                                                     Director (until May 2007);
                                                                                     Portman Limited (mining),
                                                                                     Director (since 2005);
                                                                                     Encinitos Ventures (private
                                                                                     investment company), Principal
                                                                                     (1997 to April 2001); Lincoln
                                                                                     Electric Holdings, Inc.
                                                                                     (welding equipment
                                                                                     manufacturer), Director
-------------------------------------------------------------------------------------------------------------------
William R. Gutow                  Trustee            December 1993      2011         Private investor and real
(born 09/27/41)                                                                      estate consultant; Capitol
                                                                                     Entertainment Management
                                                                                     Company (video franchise),
                                                                                     Vice Chairman; Atlantic Coast
                                                                                     Tan (tanning salons), Vice
                                                                                     Chairman (since 2002)
-------------------------------------------------------------------------------------------------------------------
Michael Hegarty                   Trustee            December 2004      2011         Retired; AXA Financial
(born 12/21/44)                                                                      (financial services and
                                                                                     insurance), Vice Chairman and
                                                                                     Chief Operating Officer (until
                                                                                     May 2001); The Equitable Life
                                                                                     Assurance Society (insurance),
                                                                                     President and Chief Operating
                                                                                     Officer (until May 2001)
-------------------------------------------------------------------------------------------------------------------
Lawrence T. Perera                Trustee            July 1981          2010         Hemenway & Barnes (attorneys),
(born 06/23/35)                                                                      Partner
-------------------------------------------------------------------------------------------------------------------
J. Dale Sherratt                  Trustee            August 1993        2009         Insight Resources, Inc.
(born 09/23/38)                                                                      (acquisition planning
                                                                                     specialists), President;
                                                                                     Wellfleet Investments
                                                                                     (investor in health care
                                                                                     companies), Managing General
                                                                                     Partner (since 1993);
                                                                                     Cambridge Nutraceuticals
                                                                                     (professional nutritional
                                                                                     products), Chief Executive
                                                                                     Officer (until May 2001)
-------------------------------------------------------------------------------------------------------------------
Laurie J. Thomsen                 Trustee            March 2005         2009(4) and  New Profit, Inc. (venture
(born 08/05/57)                                                         2010(5)      philanthropy), Partner (since
                                                                                     2006); Private investor; Prism
                                                                                     Venture Partners (venture
                                                                                     capital), Co-founder and
                                                                                     General Partner (until June
                                                                                     2004); The Travelers Companies
                                                                                     (commercial property liability
                                                                                     insurance), Director
-------------------------------------------------------------------------------------------------------------------
Robert W. Uek                     Trustee            January 2006       2011         Retired (since 1999);
(born 05/18/41)                                                                      PricewaterhouseCoopers LLP
                                                                                     (professional services firm),
                                                                                     Partner (until 1999);
                                                                                     Consultant to investment
                                                                                     company industry (since 2000);
                                                                                     TT International Funds (mutual
                                                                                     fund complex), Trustee (2000
                                                                                     until 2005); Hillview
                                                                                     Investment Trust II Funds
                                                                                     (mutual fund complex), Trustee
                                                                                     (2000 until 2005)

----------
(1) Date first appointed to serve as Trustee of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs.
    Pozen and Manning served as Advisory Trustees.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e.,
    "public companies").
(3) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act), which is the principal federal law governing investment companies like the Trusts, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(4) For MFS Municipal Income Trust.
(5) For MFS Charter Income Trust, MFS Multimarket Income Trust, MFS Special Value Trust and MFS Government Markets
    Trust.
(6) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by
    MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each current Trustee listed above served as a board member of 98 funds within the MFS Family of Funds (the MFS Funds) as of December 31, 2007. The address of each Trustee is c/o MFS, 500 Boylston Street, Boston, Massachusetts 02116.

Information about each Trust, including information about its investment adviser and administrator, independent registered public accounting firm, executive officers, and the interests of certain persons appears under "Trust Information" beginning on page 18.

REQUIRED VOTE. For MFS Charter Income Trust, MFS Multimarket Income Trust, MFS Special Value Trust, and MFS Government Markets Income Trust, the election of any nominee will require the affirmative vote of a plurality of a Trust's outstanding shares voting at the Meeting in person or by proxy. For MFS Municipal Income Trust, the election of Messrs. Gutow, Hegarty, and Uek will require the affirmative vote of a plurality of the Trust's outstanding preferred and common shares, voting together as a single class, at the Meeting in person or by proxy and the election of Mr. Ives and Ms. Thomsen will require the affirmative vote of a majority of the Trust's outstanding preferred shares, voting as a separate class, at the Meeting in person or by proxy.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH TRUST VOTE TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF EACH TRUST.

COMMITTEES
Each Trust's Board of Trustees meets regularly throughout the year to discuss matters and take certain actions relating to the Trust. Each Trust's Board has several standing committees, which are described below.

                            NUMBER OF
                            MEETINGS
                             IN LAST                                                       CURRENT
NAME OF COMMITTEE          FISCAL YEAR(1)               FUNCTIONS                         MEMBERS(2)
------------------------------------------------------------------------------------------------------------
AUDIT COMMITTEE             8              Oversees the accounting and                Butler*(3), Gutow*,
                                           auditing procedures of each Trust          Sherratt*, Thomsen*(3)
                                           and, among other things, considers         and Uek*(3)
                                           the selection of the independent
                                           accountants for each Trust and the
                                           scope of the audit, and considers
                                           the effect on the independence of
                                           those accountants of any non-audit
                                           services such accountants provide
                                           to each Trust and any audit or non-
                                           audit services such accountants
                                           provide to other MFS Trusts, MFS
                                           and/or certain affiliates. The
                                           Committee is also responsible for
                                           establishing procedures for the
                                           receipt, retention and treatment of
                                           complaints received by each Trust
                                           regarding accounting, internal
                                           accounting controls, or auditing
                                           matters and the confidential,
                                           anonymous submission of concerns
                                           regarding questionable Trust
                                           accounting matters by officers of
                                           the Trust and employees of each
                                           Trust's investment adviser,
                                           administrator, principal
                                           underwriter or any other provider
                                           of accounting-related services to
                                           each Trust.

COMPLIANCE AND GOVERNANCE   8              Oversees the development and               Butler*, Cohn*,
COMMITTEE                                  implementation of each Trust's             Gunning*, Gutow* and
                                           regulatory and fiduciary compliance        Sherratt*
                                           policies, procedures and practices
                                           under the 1940 Act and other applicable
                                           laws as well as oversight of compliance
                                           policies of each Trust's investment
                                           adviser and certain other service
                                           providers as they relate to Trust
                                           activities. Each Trust's Independent
                                           Chief Compliance Officer, assists the
                                           Committee in carrying out its
                                           responsibilities. In addition, the
                                           Committee advises and makes
                                           recommendations to the Board on matters
                                           concerning Trustee practices and
                                           recommendations concerning the
                                           functions and duties of the committees
                                           of the Board.

CONTRACTS REVIEW            5              Requests, reviews and considers the        All Independent Trustees
COMMITTEE                                  information deemed reasonably necessary    of the Board (Butler,
                                           to evaluate the terms of the investment    Cohn, Gunning, Gutow,
                                           advisory and principal underwriting        Hegarty, Ives, Perera,
                                           agreements and the Plan of Distribution    Sherratt, Thomsen and
                                           under Rule 12b-1 that each Trust           Uek)
                                           proposes to renew or continue, and to
                                           make its recommendations to the full
                                           Board of Trustees on these matters.

NOMINATION AND              1              Recommends qualified candidates to         All Independent Trustees
COMPENSATION COMMITTEE                     the Board in the event that a              of the Board (Butler,
                                           position is vacated or created. The        Cohn, Gunning, Gutow,
                                           Committee will consider recommendations    Hegarty, Ives, Perera,
                                           by shareholders when a vacancy exists.     Sherratt, Thomsen and
                                           Shareholders wishing to recommend          Uek)
                                           candidates for Trustee for
                                           consideration by the Committee may do
                                           so by writing to each Trust's Secretary
                                           at the principal executive office of
                                           each Trust. Such recommendations must be
                                           accompanied by biographical and
                                           occupational data on the candidate
                                           (including whether the candidate would
                                           be an "interested person" of the
                                           Trust), a written consent of the
                                           candidate to be named as a nominee and
                                           to serve as Trustee if elected, record
                                           and ownership information for the
                                           recommending shareholder with respect
                                           to each Trust, and a description of any
                                           arrangements or understandings
                                           regarding recommendation of the
                                           candidate for consideration. The
                                           Committee is also responsible for
                                           making recommendations to the Board
                                           regarding any necessary standards or
                                           qualifications for service on the
                                           Board. The Committee also reviews and
                                           makes recommendations to the Board
                                           regarding compensation for the
                                           non-interested Trustees.

PORTFOLIO TRADING AND       8              Oversees the policies, procedures,         Cohn*, Gunning*,
MARKETING REVIEW                           and practices of each Trust with           Hegarty* and Perera*
COMMITTEE                                  respect to brokerage transactions
                                           involving portfolio securities as those
                                           policies, procedures, and practices are
                                           carried out by MFS and its affiliates.
                                           The Committee also oversees the lending
                                           of portfolio securities and the
                                           administration of each Trust's proxy
                                           voting policies and procedures by MFS.
                                           In addition, the Committee receives
                                           reports from MFS regarding the
                                           policies, procedures, and practices of
                                           MFS and its affiliates in connection
                                           with their marketing and distribution
                                           of shares of each Trust.

PRICING COMMITTEE           8              Oversees the determination of the          Hegarty*, Perera*,
                                           value of the portfolio securities          Thomsen* and Uek*
                                           and other assets held by each Trust
                                           and determines or causes to be
                                           determined the fair value of
                                           securities and assets for which
                                           market quotations are not "readily
                                           available" in accordance with the
                                           1940 Act. The Committee delegates
                                           primary responsibility for carrying
                                           out these functions to MFS and MFS'
                                           internal valuation committee
                                           pursuant to pricing policies and
                                           procedures approved by the
                                           Committee and adopted by the full
                                           Board, which include methodologies
                                           to be followed by MFS to determine
                                           the fair values of portfolio
                                           securities and other assets held by
                                           each Trust for which market
                                           quotations are not readily
                                           available. The Committee meets
                                           periodically with the members of
                                           MFS' internal valuation committee
                                           to review and assess the quality of
                                           fair valuation and other pricing
                                           determinations made pursuant to each
                                           Trust's pricing policies and
                                           procedures, and to review and
                                           assess the policies and procedures
                                           themselves. The Committee also
                                           exercises the responsibilities of
                                           the Board under the Amortized Cost
                                           Valuation Procedures approved by
                                           the Board on behalf of each Trust
                                           which holds itself out as a "money
                                           market fund" in accordance with
                                           Rule 2a-7 under the 1940 Act.

SERVICES CONTRACTS          9              Reviews and evaluates the            Gunning*, Sherratt*,
COMMITTEE                                  contractual arrangements of each     Thomsen* and Uek*
                                           Trust relating to transfer agency,
                                           administrative services, custody,
                                           pricing and bookkeeping services, and
                                           makes recommendations to the full Board
                                           of Trustees on these matters.

----------
(1) The number of committee meetings for fiscal years ending October 31, 2007 and November 30, 2007 is the same for all committees.
(2) Information about each committee member is set forth above on pages 2, 3, 4 and 5. Although Mr. Ives is not a member of all Committees of the Board, he is invited to and attends many of the Committees' meetings in his capacity as Chair of the Trustees.
(3) Audit Committee Financial Expert.
  * Independent Trustees.

The Trustees generally hold at least eight regular meetings each calendar year. These regular meetings take place over a two-day period. The performance and operations of each of the Trusts is reviewed by the Trustees at each meeting and more in-depth reviews of particular Trusts are conducted by the Trustees throughout the year. MFS Charter Income Trust and MFS Government Markets Income Trust held 9 Board meetings during the fiscal year ended November 30, 2007. MFS Multimarket Income Trust, MFS Municipal Income Trust and MFS Special Value Trust each held 9 Board meetings during the fiscal year ended October 31, 2007. Each Trustee attended at least 75% of the Board and applicable committee meetings noted for each Trust.

AUDIT COMMITTEE
Each Trust's Audit Committee consists only of Independent Trustees, each of whom is also independent of the Trust as defined by New York Stock Exchange Listing Standards. Each Trust's Audit Committee's report on the Trust's most recent audited financials is included below under the heading "Independent Registered Public Accounting Firm". Each Trust's Board has adopted a written charter for the Audit Committee. A copy of the Committee's charter is available on MFS.com.

NOMINATION AND COMPENSATION COMMITTEE
The Trustees have adopted a written charter for the Nomination and Compensation Committee. A copy of the Committee's charter is available on MFS.com.

Each Trust's Nomination and Compensation Committee consists only of Independent Trustees, each of whom is also independent of the Trust as defined by New York Stock Exchange Listing Standards.

The Nomination and Compensation Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Nomination and Compensation Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board; (ii) relevant industry and related experience;
(iii) educational background; (iv) financial expertise; (v) an assessment of the candidate's ability, judgment and expertise; (vi) overall diversity of the composition of the Board; and (vii) such other factors as the Committee deems appropriate. The Nomination and Compensation Committee may consider candidates for Trustee recommended by each Trust's current Trustees, officers or shareholders or by MFS or any other source deemed appropriate by the Nomination and Compensation Committee. The Nomination and Compensation Committee may, but is not required to, retain a third-party search firm at the applicable Trust's expense to identify potential candidates.

The Nomination and Compensation Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided that the recommending shareholder follows the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix B to the Trusts' Nomination and Compensation Committee Charter (which is available on MFS.com). Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust. Any recommendation must include certain biographical information and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description is only a summary.

The Nomination and Compensation Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of a Trust.

SHARE OWNERSHIP
As of August 4, 2008, the Trustees and officers of each Trust as a whole owned less than 1% of the outstanding shares of any class of any Trust.

The following table shows the dollar range of equity securities beneficially owned by each nominee or Trustee (a) of each Trust and (b) on an aggregate basis, in all MFS funds overseen by the nominee or Trustee, as of August 4, 2008.

The following dollar ranges apply:
    N. None
    A. $1 - $10,000
    B. $10,001 - $50,000
    C. $50,001 - $100,000
    D. $100,001 - $225,000
    E. Over $225,000

                                                                                             AGGREGATE DOLLAR
                                                                                                 RANGE OF
                                                                               AGGREGATE       SECURITIES IN
                                                                              DOLLAR RANGE     ALL MFS FUNDS
                                                                               OF EQUITY        OVERSEEN OR
                                                                             SECURITIES IN   TO BE OVERSEEN BY
NAME OF TRUSTEE                           INDIVIDUAL TRUST NAME                THE TRUST        THE NOMINEE
--------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------
Robert J. Manning             MFS Charter Income Trust                             N                 E
                              MFS Multimarket Income Trust                         N
                              MFS Municipal Income Trust (Common Shares)           N
                              MFS Municipal Income Trust (Preferred Shares)        N
                              MFS Special Value Trust                              N
                              MFS Government Markets Income Trust                  N

Robert C. Pozen               MFS Charter Income Trust                             N                 E
                              MFS Multimarket Income Trust                         N
                              MFS Municipal Income Trust (Common Shares)           N
                              MFS Municipal Income Trust (Preferred Shares)        N
                              MFS Special Value Trust                              N
                              MFS Government Markets Income Trust                  N

INDEPENDENT TRUSTEES
--------------------
Robert E. Butler              MFS Charter Income Trust                             B                 E
                              MFS Multimarket Income Trust                         N
                              MFS Municipal Income Trust (Common Shares)           B
                              MFS Municipal Income Trust (Preferred Shares)        N
                              MFS Special Value Trust                              N
                              MFS Government Markets Income Trust                  N

Lawrence H. Cohn, M.D.        MFS Charter Income Trust                             C                 E
                              MFS Multimarket Income Trust                         N
                              MFS Municipal Income Trust (Common Shares)           N
                              MFS Municipal Income Trust (Preferred Shares)        N
                              MFS Special Value Trust                              C
                              MFS Government Markets Income Trust                  B

David H. Gunning              MFS Charter Income Trust                             A                 E
                              MFS Multimarket Income Trust                         N
                              MFS Municipal Income Trust (Common Shares)           N
                              MFS Municipal Income Trust (Preferred Shares)        N
                              MFS Special Value Trust                              N
                              MFS Government Markets Income Trust                  N

William R. Gutow              MFS Charter Income Trust                             A                 E
                              MFS Multimarket Income Trust                         N
                              MFS Municipal Income Trust (Common Shares)           N
                              MFS Municipal Income Trust (Preferred Shares)        N
                              MFS Special Value Trust                              N
                              MFS Government Markets Income Trust                  N

Michael Hegarty               MFS Charter Income Trust                             A                 E
                              MFS Multimarket Income Trust                         N
                              MFS Municipal Income Trust (Common Shares)           N
                              MFS Municipal Income Trust (Preferred Shares)        N
                              MFS Special Value Trust                              N
                              MFS Government Markets Income Trust                  N

J. Atwood Ives                MFS Charter Income Trust                             A                 E
                              MFS Multimarket Income Trust                         C
                              MFS Municipal Income Trust (Common Shares)           A
                              MFS Municipal Income Trust
                                (Preferred Shares, Series T)                       E
                              MFS Municipal Income Trust
                                (Preferred Shares, Series TH)                      E
                              MFS Special Value Trust                              N
                              MFS Government Markets Income Trust                  C

Lawrence T. Perera            MFS Charter Income Trust                             A                 E
                              MFS Multimarket Income Trust                         C
                              MFS Municipal Income Trust (Common Shares)           A
                              MFS Municipal Income Trust (Preferred Shares)        N
                              MFS Special Value Trust                              N
                              MFS Government Markets Income Trust                  A

J. Dale Sherratt              MFS Charter Income Trust                             D                 E
                              MFS Multimarket Income Trust                         N
                              MFS Municipal Income Trust (Common Shares)           N
                              MFS Municipal Income Trust (Preferred Shares)        N
                              MFS Special Value Trust                              D
                              MFS Government Markets Income Trust                  B

Laurie J. Thomsen             MFS Charter Income Trust                             A                 E
                              MFS Multimarket Income Trust                         N
                              MFS Municipal Income Trust (Common Shares)           N
                              MFS Municipal Income Trust (Preferred Shares)        N
                              MFS Special Value Trust                              N
                              MFS Government Markets Income Trust                  N

Robert W. Uek                 MFS Charter Income Trust                             B                 E
                              MFS Multimarket Income Trust                         B
                              MFS Municipal Income Trust (Common Shares)           N
                              MFS Municipal Income Trust (Preferred Shares)        N
                              MFS Special Value Trust                              A
                              MFS Government Markets Income Trust                  B

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES
The Board of Trustees of each Trust has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board of Trustees, [Name of Trust], c/o Massachusetts Financial Services Company, 500 Boylston Street, Boston, Massachusetts 02116, Attention: Frank Tarantino, Independent Chief Compliance Officer. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS Trust to which they relate and (iii) identify the class and number of shares held by the shareholder. The Trusts' Independent Chief Compliance Officer ("ICCO") is responsible for reviewing all properly submitted shareholder communications. The ICCO shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the ICCO determines that the communication requires more immediate attention, forward the communication to the Chair of the Trustees promptly after receipt. The ICCO may, in good faith, determine that a shareholder communication should not be provided to the Board because it is ministerial in nature (such as a request for Trust literature, share data or financial information). The ICCO may in such cases forward the communication to the appropriate party or parties at MFS. These procedures do not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee's or agent's capacity as a shareholder or (iii) any shareholder proposal submitted pursuant to Rule l4a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal. Each Trust's Trustees are not required to attend the Trust's shareholder meetings or to otherwise make themselves available to shareholders for communications, other than pursuant to the aforementioned procedures. No Board members attended the 2007 Annual Meeting of Shareholders.

Each Trust's Declaration of Trust currently provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is finally adjudicated or, in case of a settlement, it has been determined by Trustees not involved in the matter or independent legal counsel, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that they engaged in willful misfeasance or acted with bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

TRUSTEE COMPENSATION TABLE
The table below shows the cash compensation paid to the Trustees by each Trust for the fiscal year ended on the date noted (see footnote 2). Interested Trustees receive no compensation from a Trust for their services as Trustees.

                                                                         RETIREMENT     TOTAL CASH
                                                                          BENEFITS     COMPENSATION
                                                                         ACCRUED AS     FROM TRUST
                                                        TRUSTEE FEES       PART OF       AND FUND
NAME OF TRUSTEE          INDIVIDUAL TRUST NAME          FROM TRUST(1)  TRUST EXPENSE    COMPLEX(2)
---------------------------------------------------------------------------------------------------
Robert E. Butler         MFS Charter Income Trust          $7,049           N/A          $229,619
                         MFS Multimarket Income Trust      $7,038           N/A
                         MFS Municipal Income Trust        $4,023           N/A
                         MFS Special Value Trust           $1,005           N/A
                         MFS Government Markets Income
                         Trust                             $6,034           N/A

Lawrence H. Cohn, M.D.   MFS Charter Income Trust          $7,049          $2,194        $228,509
                         MFS Multimarket Income Trust      $7,038          $    0
                         MFS Municipal Income Trust        $4,023           N/A
                         MFS Special Value Trust           $1,005          $2,070
                         MFS Government Markets Income
                         Trust                             $6,034          $1,481

David H. Gunning         MFS Charter Income Trust          $7,167           N/A          $248,508
                         MFS Multimarket Income Trust      $7,158           N/A
                         MFS Municipal Income Trust        $4,095           N/A
                         MFS Special Value Trust           $1,019           N/A
                         MFS Government Markets Income
                         Trust                             $6,117           N/A

William R. Gutow         MFS Charter Income Trust          $7,049           N/A          $228,509
                         MFS Multimarket Income Trust      $7,038           N/A
                         MFS Municipal Income Trust        $4,023           N/A
                         MFS Special Value Trust           $1,005           N/A
                         MFS Government Markets Income
                         Trust                             $6,034           N/A

Michael J. Hegarty       MFS Charter Income Trust          $7,042           N/A          $226,509
                         MFS Multimarket Income Trust      $7,037           N/A
                         MFS Municipal Income Trust        $4,022           N/A
                         MFS Special Value Trust           $1,005           N/A
                         MFS Government Markets Income
                         Trust                             $6,030           N/A

J. Atwood Ives           MFS Charter Income Trust          $7,441          $    0        $302,509
                         MFS Multimarket Income Trust      $7,438          $2,397
                         MFS Municipal Income Trust        $4,263           N/A
                         MFS Special Value Trust           $1,054          $    0
                         MFS Government Markets Income
                         Trust                             $6,309          $    0

Lawrence T. Perera       MFS Charter Income Trust          $7,066          $    0        $226,953
                         MFS Multimarket Income Trust      $7,071          $2,622
                         MFS Municipal Income Trust        $4,042           N/A
                         MFS Special Value Trust           $1,009            $0
                         MFS Government Markets Income
                         Trust                             $6,046          $    0

J. Dale Sherratt         MFS Charter Income Trust          $7,286          $1,980        $268,507
                         MFS Multimarket Income Trust      $7,280          $    0
                         MFS Municipal Income Trust        $4,168           N/A
                         MFS Special Value Trust           $1,035          $1,878
                         MFS Government Markets Income
                         Trust                             $6,200          $1,340

Laurie J. Thomsen        MFS Charter Income Trust          $7,141           N/A          $248,508
                         MFS Multimarket Income Trust      $7,120           N/A
                         MFS Municipal Income Trust        $4,072           N/A
                         MFS Special Value Trust           $1,015           N/A
                         MFS Government Markets Income
                         Trust                             $6,099           N/A

Robert W. Uek            MFS Charter Income Trust          $7,184           N/A          $254,112
                         MFS Multimarket Income Trust      $7,173           N/A
                         MFS Municipal Income Trust        $4,104           N/A
                         MFS Special Value Trust           $1,021           N/A
                         MFS Government Markets Income
                         Trust                             $6,129           N/A

----------
(1) Information provided for the MFS Charter Income Trust and MFS Government Markets Income Trust is
    for the fiscal year ended November 30, 2007. Information provided for the MFS Multimarket Income
    Trust, MFS Municipal Income Trust and MFS Special Value Trust is for the fiscal year ended
    October 31, 2007.
(2) For calendar year 2007, Trustees receiving compensation from each Trust served as Trustee of 98 funds within the MFS Fund Complex (having aggregate net assets at December 31, 2007 of approximately $106 billion).

Retirement Benefit Deferral Plan -- Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan. The value of the benefits is periodically readjusted as though the Trustee had invested an equivalent amount in Class A shares of other Fund(s) designated by such Trustee. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Trust to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and the Trust's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.

TRUST INFORMATION
This section provides certain information about each Trust, including information about its investment adviser and administrator, independent registered public accounting firm, executive officers and the identity of persons holding more than 5% of the outstanding shares of any class of any Trust.

INVESTMENT ADVISER AND ADMINISTRATOR
Each Trust engages as its investment adviser and administrator MFS, a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which is a majority-owned subsidiary of Sun Life Financial (U.S.) Holdings, Inc., 500 Boylston Street, Boston, Massachusetts 02116, which in turn is a wholly-owned subsidiary of Sun Life Assurance Company of Canada--U.S. Operations Holdings, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 ("Sun Life U.S. Operations"). Sun Life U.S. Operations is a wholly-owned subsidiary of Sun Life Financial Corp., 150 King Street West, Toronto, Canada MSH 1J9, which in turn is a wholly-owned subsidiary of Sun Life Financial Inc.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Independent Registered Public Accounting Firm and fiscal year end for each Trust are listed below:

                                     INDEPENDENT REGISTERED PUBLIC   FISCAL YEAR
               TRUST                        ACCOUNTING FIRM              END
--------------------------------------------------------------------------------
MFS Charter Income Trust             Ernst & Young LLP               November 30
                                     ("Ernst & Young")
MFS Multimarket Income Trust         Ernst & Young                   October 31
MFS Municipal Income Trust           Deloitte & Touche ("Deloitte")  October 31
MFS Special Value Trust              Ernst & Young                   October 31
MFS Government Markets Income Trust  Deloitte                        November 30

No Independent Registered Public Accounting Firm has a direct or material indirect interest in a Trust.

Representatives of the applicable Independent Registered Public Accounting Firm are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so. Such representatives also are expected to be available to respond to appropriate questions.

The Audit Committee of the Board of Trustees of each Trust issued the following report concerning the financial statements for each Trust's most recent fiscal year.

      The Audit Committee reviewed and discussed the audited financial statements with Trust management. The Audit Committee also discussed with the Auditor the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards). The Audit Committee received the written disclosures and the letter from the Auditor required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with the Auditor its independence.

      Based on this review and the review of other information and these and other discussions, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Trust's annual report to shareholders for the Trust's 2007 fiscal year for filing with the Securities and Exchange Commission.

      Respectfully submitted for MFS Multimarket Income Trust, MFS Municipal Income Trust and MFS Special Value Trust, by the Audit Committee as of December 18, 2007.

                                                     Robert E. Butler
                                                     William R. Gutow
                                                     J. Dale Sheratt
                                                     Laurie J. Thomsen
                                                     Robert W. Uek

      Respectfully submitted for MFS Charter Income Trust and MFS Government Markets Income Trust by the Audit Committee as of January 22, 2008.

                                                     Robert E. Butler
                                                     William R. Gutow
                                                     J. Dale Sherratt
                                                     Laurie J. Thomsen
                                                     Robert W. Uek

To the extent required by applicable regulations, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered by the Independent Registered Public Accounting Firm to each Trust and all permissible non-audit services rendered by the Independent Registered Public Accounting Firm to MFS and any entity controlling, controlled by or under common control with MFS that provides ongoing services to each Trust (including MFS Service Center, Inc.) (each, a "Service Affiliate") if the services relate directly to the operations and financial reporting of such Trust. Pre-approval is currently on an engagement-by- engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Schedule A attached hereto includes tables that set forth for each Trust, for each Trust's two most recent fiscal years, the fees billed by each Trust's Independent Registered Public Accounting Firm for (a) all audit and non-audit services provided directly to the Trust and (b) those non-audit services provided to each Trust's Service Affiliates that relate directly to the Trust's operations and financial reporting under the following captions:

    (i) Audit Fees - fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

    (ii) Audit-Related Fees - fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees", including accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports, comfort letters and internal control reviews.

    (iii) Tax Fees - fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

    (iv) All Other Fees - fees for products and services provided to each Trust by the Independent Registered Public Accounting Firm other than those reported under "Audit Fees", "Audit- Related Fees" and "Tax Fees."

Schedule A attached hereto also sets forth the aggregate fees billed by each Independent Registered Public Accounting Firm for each Trust's two most recent fiscal years for non-audit services rendered to each Trust and each Trust's Service Affiliates.

The Audit Committee has considered whether the provision by each Trust's Independent Registered Public Accounting Firm of non-audit services to each Trust's Service Affiliates that were not pre-approved by the Audit Committee because such services did not relate directly to the operations and financial reporting of each Trust) was compatible with maintaining the independence of the Independent Registered Public Accounting Firm as each Trust's principal auditor.

EXECUTIVE OFFICERS

The following table provides information about the current executive officers of each Trust including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

                                                                                  PRINCIPAL OCCUPATIONS
                                  POSITION(s) HELD         OFFICER              DURING THE PAST FIVE YEARS
NAME, DATE OF BIRTH                  WITH TRUST            SINCE(1)                 & DIRECTORSHIPS(2)
----------------------------------------------------------------------------------------------------------
OFFICERS
Robert J. Manning(3)           President               March 2008         Massachusetts Financial Services
(born 10/20/63)                                                           Company, Chief Executive Officer,
                                                                          President, Chief Investment Officer
                                                                          and Director

Maria F. Dwyer(3)              Treasurer               November 2005      Massachusetts Financial Services
(born 12/1/58)                                                            Company, Executive Vice President and
                                                                          Chief Regulatory Officer (since March
                                                                          2004), Chief Compliance Officer
                                                                          (since November 2006); President of
                                                                          each Trust (2005-2008); Fidelity
                                                                          Management & Research Company, Vice
                                                                          President (prior to March 2004);
                                                                          Fidelity Group of Funds, President and
                                                                          Treasurer (prior to March 2004)

Christopher R. Bohane(3)       Assistant Secretary     July 2005          Massachusetts Financial Services
(born 01/18/74)                and Assistant Clerk                        Company, Vice President and Senior
                                                                          Counsel (since April 2003);
                                                                          Kirkpatrick & Lockhart LLP (law firm),
                                                                          Associate (prior to April 2003);

Ethan D. Corey(3)              Assistant Secretary     July 2005          Massachusetts Financial Services
(born 11/21/63)                and Assistant Clerk                        Company, Special Counsel (since
                                                                          December 2004); Dechert LLP (law
                                                                          firm), Counsel (prior to December
                                                                          2004)

David L. DiLorenzo(3)          Assistant Treasurer     July 2005          Massachusetts Financial Services
(born 08/10/68)                                                           Company, Vice President (since June
                                                                          2005); JP Morgan Investor Services,
                                                                          Vice President (prior to June 2005)

Timothy M. Fagan(3)            Assistant Secretary     September 2005     Massachusetts Financial Services
(born 07/10/68)                and Assistant Clerk                        Company, Vice President and Senior
                                                                          Counsel (since September 2005);
                                                                          John Hancock Advisers, LLC, Vice
                                                                          President and Chief Compliance Officer
                                                                          (September 2004 to August 2005),
                                                                          Senior Attorney (prior to September
                                                                          2004); John Hancock Group of Funds,
                                                                          Vice President and Chief Compliance
                                                                          Officer (September 2004 to December
                                                                          2004)

Mark D. Fischer(3)             Assistant Treasurer     July 2005          Massachusetts Financial Services
(born 10/27/70)                                                           Company, Vice President (since
                                                                          May 2005); JP Morgan Investment
                                                                          Management Company, Vice President
                                                                          (prior to May 2005)

Brian E. Langenfeld(3)         Assistant Secretary     May 2006           Massachusetts Financial Services
(born 03/7/73)                 and Assistant Clerk                        Company, Vice President (since
                                                                          May 2006); John Hancock Advisers, LLC,
                                                                          Assistant, Vice President and Counsel
                                                                          (May 2005 to April 2006); John Hancock
                                                                          Advisers, LLC, Attorney and Assistant
                                                                          Secretary (prior to May 2005)

Ellen Moynihan(3)              Assistant Treasurer     April 1997         Massachusetts Financial Services
(born 11/13/57)                                                           Company, Senior Vice President

Susan S. Newton(3)             Assistant Secretary     May 2005           Massachusetts Financial Services
(born 03/7/50)                 and Assistant Clerk                        Company, Senior Vice President and
                                                                          Associate General Counsel (since
                                                                          April 2005); John Hancock Advisers,
                                                                          LLC, Senior Vice President, Secretary
                                                                          and Chief Legal Officer (prior to
                                                                          April 2005); John Hancock Group of
                                                                          Funds, Senior Vice President,
                                                                          Secretary and Chief Legal Officer
                                                                          (prior to April 2005)

Susan A. Pereira(3)            Assistant Secretary     July 2005          Massachusetts Financial Services
(born 11/5/70)                 and Assistant Clerk                        Company, Vice President and Senior
                                                                          Counsel (since June 2004);
                                                                          Bingham McCutchen LLP (law firm),
                                                                          Associate (prior to June 2004)

Mark N. Polebaum(3)            Secretary and Clerk     January 2006       Massachusetts Financial Services
(born 05/01/52)                                                           Company, Executive Vice President,
                                                                          General Counsel and Secretary (since
                                                                          January 2006); Wilmer Cutler Pickering
                                                                          Hale and Dorr LLP (law firm), Partner
                                                                          (prior to January 2006)

Frank L. Tarantino             Independent Chief       June 2004          Tarantino LLC (provider of compliance
(born 03/07/44)                Compliance Officer                         services), Principal (since June
                                                                          2004); CRA Business Strategies Group
                                                                          (consulting services), Executive Vice
                                                                          President (April 2003 to June 2004);
                                                                          David L. Babson & Co. (investment
                                                                          adviser), Managing Director, Chief
                                                                          Administrative Officer and Director
                                                                          (prior to March 2003)

Richard S. Weitzel(3)          Assistant Secretary     October 2007       Massachusetts Financial Services
(born 07/16/70)                and Assistant Clerk                        Company, Vice President and Assistant
                                                                          General Counsel (since 2007); Vice
                                                                          President and Senior Counsel (since
                                                                          May 2004); Massachusetts Department of
                                                                          Business and Technology, General
                                                                          Counsel (February 2003 to April 2004);
                                                                          Massachusetts Office of the Attorney
                                                                          General, Assistant Attorney General
                                                                          (April 2001 to February 2003)

James O. Yost(3)               Assistant Treasurer     September 1990     Massachusetts Financial Services
(born 06/12/60)                                                           Company, Senior Vice President

----------
(1) Date first appointed to serve as officer of an MFS fund.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(3) "Interested person" of the Trust within the meaning of the 1940 Act, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trust's officers hold comparable positions with the 98 funds in the MFS Family of Funds as of December 31, 2007, and with certain affiliates of MFS. The address of each officer is MFS, 500 Boylston Street, Boston, Massachusetts 02116.

INTERESTS OF CERTAIN PERSONS
Schedule B attached hereto sets forth, as of August 4, 2008, to the best knowledge of each Trust, the shareholders who beneficially owned more than 5% of the outstanding shares of any class of such Trust.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires Trustees, directors and certain officers of each Trust and MFS, and persons who own more than ten percent of any class of a Trust's shares, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Such persons are required by SEC regulation to furnish each Trust with copies of all
Section 16(a) forms they file in relation to that Trust.

Based solely on a review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to each Trust with respect to its most recent fiscal year for Trustees, directors and certain officers of each Trust and MFS and greater than ten percent beneficial owners, each Trust believes all Section 16(a) transactions were reported on a timely basis, except for the following filings:
Thomas A. Bogart (Corporate Board Member) made a Form 3 filing for each of MFS Charter Income Trust, MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Special Value Trust, and MFS Government Markets Income Trust on July 10, 2007; David P. Cole (Portfolio Manager) made a Form 3 filing for each of MFS Charter Income Trust, MFS Multimarket Income Trust, and MFS Special Value Trust; and Lawrence H. Cohn, M.D. (Independent Trustee) made a Form 4 filing for MFS Special Value Trust on August 21, 2007. Dr. Cohn reported one transaction; all other individuals reported no transactions. To the extent that any Form 3, 3A and 4 filings were not made on a timely basis, certain Form 5 (Annual Statement of Changes of Beneficial Ownership) filings were not filed on a timely basis as well.

LITIGATION
Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of the MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The various lawsuits that are still pending generally allege that some or all of the defendants permitted or acquiesced in market timing and/or late trading in some of the MFS funds, and inadequately disclosed MFS' internal policies concerning market timing and such matters. The pending lawsuits assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, and the Investment Advisers Act of 1940, as well as fiduciary duties and other violations of common law. The pending lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held, or redeemed shares of the MFS funds during specified periods, or as derivative actions on behalf of the MFS funds.

The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS funds include Riggs v. MFS et al., Case No. 04-CV-01162-JFM (consolidated class action complaint filed September 30,
2004), Hammerslough v. MFS et al., Case No. 04-MD-01620 (consolidated derivative complaint filed September 30, 2004), and Reaves v. MFS Series Trust I, et al., Case No. 1:05-CV-02220-JFM (complaint related to Class B Shares filed March 21, 2005). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declaratory relief. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. Several claims of the various lawsuits have been dismissed; MFS and other named defendants continue to defend the various lawsuits.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

MANNER OF VOTING PROXIES
All proxies received by management will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted FOR the election of J. Atwood Ives, William R. Gutow, Michael Hegarty, and Robert W. Uek and Laurie J. Thomsen as Trustees of each Trust for which they are standing for election (if still available for election).

All proxies received, including proxies that reflect (i) broker non-votes (i.e., shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owners or the persons entitled to vote, and
(b) the broker or nominee does not have discretionary voting power on a particular matter), (ii) abstentions or (iii) the withholding of authority to vote for a nominee for election as Trustee, will be counted as shares that are present on a particular matter for purposes of determining the presence of a quorum for that matter. A majority of each Trust's outstanding shares entitled to vote at the Meeting that are present in person or represented by proxy constitutes a quorum, except that with respect to the election of Mr. Ives and Ms. Thomsen as Trustees of MFS Municipal Income Trust, a quorum also requires a majority of such Trust's outstanding preferred shares entitled to vote at the Meeting present in person or by proxy. With respect to the election of Trustees, neither broker non-votes nor abstentions nor withholding authority to vote has any effect on the outcome of the voting.

Each shareholder of a Trust is entitled to one vote for each share of the Trust that such shareholder owns at the close of business on August 4, 2008, on each matter on which the shareholder is entitled to vote. Each fractional share is entitled to a proportionate fractional vote.

Each Trust will reimburse the record holders of its shares for their reasonable expenses incurred in sending proxy material to and obtaining voting instructions from beneficial owners.

Each Trust knows of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, any nominee is not available for election or if any other matters properly come before the Meeting, it is each Trust's intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

INSTRUCTIONS FOR VOTING PROXIES
The giving of a proxy will not affect a shareholder's right to vote in person should the shareholder decide to attend the Meeting. To vote by mail, please mark, sign, date and return the enclosed proxy card following the instructions printed on the card. Please refer to your proxy card for instructions for voting by telephone or internet.

SUBMISSION OF PROPOSALS
Proposals of shareholders which are intended to be presented at the 2009 Annual Meeting of Shareholders must be received by the Trust on or prior to April 23, 2009. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws.

A shareholder who wishes to make a proposal at the 2009 Annual Meeting of Shareholders without including the proposal in the Trust's proxy statement must ensure that the proposal is received by the Trust in good order and in compliance with all applicable legal requirements and requirements set forth in the Trust's By-Laws and Declaration of Trust by May 1, 2009 at the Trust's principal office at 500 Boylston Street, Boston, Massachusetts 02116. The persons named as proxies for the 2008 Annual Meeting of Shareholders will have discretionary authority to vote on all matters presented at the meeting consistent with the SEC's proxy rules.

ADDITIONAL INFORMATION
The Meeting of shareholders of each Trust is called to be held at the same time as the Meetings of shareholders of each of the other Trusts. It is anticipated that all Meetings will be held simultaneously.

If any shareholder at the Meeting objects to the holding of a simultaneous Meeting and moves for an adjournment of the Meeting to a time promptly after the simultaneous Meetings, the persons named as proxies will vote in favor of such adjournment.

The expense of the preparation, printing and mailing of the enclosed form of proxy, the Notice and this Proxy Statement, and any tabulation costs, will be borne on a proportional basis by the Trusts.

Only one copy of this Proxy Statement may be mailed to a household, even if more than one person in a household is a Trust shareholder of record, unless the Trust has received contrary instructions from one or more of the shareholders in such household. If you need additional copies of this Proxy Statement and you are the holder of record of your shares, please contact Computershare at 1-800-637-2304. If your shares are held in broker street name please contact your financial intermediary to obtain additional copies of this Proxy Statement. If in the future you do not want the mailing of proxy statements to be combined with those for other members of your household or if you are receiving multiple copies of this Proxy Statement and do want the mailings to be combined with those for other members of your household, contact Computershare, in writing, at 250 Royall Street, Canton, Massachusetts, 02021, or by telephone at 1-800-637-2304, or contact your financial intermediary.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

August 21, 2008                                     MFS(R) CHARTER INCOME TRUST
                                                MFS(R) MULTIMARKET INCOME TRUST
                                                  MFS(R) MUNICIPAL INCOME TRUST
                                                     MFS(R) SPECIAL VALUE TRUST
                                         MFS(R) GOVERNMENT MARKETS INCOME TRUST

                                                                     SCHEDULE A

               INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

For each Trust's last two fiscal years, fees billed by each Trust's Independent Registered Public Accounting Firm for services provided directly to each Trust:

                                        INDEPENDENT
                                         REGISTERED                              AUDIT RELATED
                                           PUBLIC           AUDIT FEES               FEES
                                         ACCOUNTING     ------------------    ------------------
TRUST                                       FIRM           2007       2006       2007       2006
------------------------------------------------------------------------------------------------
MFS Charter Income Trust               Ernst & Young    $45,135    $41,610    $10,000    $15,000
MFS Multimarket Income Trust           Ernst & Young    $45,135    $41,610    $10,000    $15,000
MFS Municipal Income Trust             Deloitte         $46,634    $42,117    $10,000    $38,000
MFS Special Value Trust                Ernst & Young    $40,580    $37,375    $10,000    $15,000
MFS Government Markets Income Trust    Deloitte         $48,294    $43,663    $10,000    $20,000

                                        INDEPENDENT
                                         REGISTERED
                                           PUBLIC            TAX FEES           ALL OTHER FEES
                                         ACCOUNTING     ------------------    -----------------
TRUST                                       FIRM          2007       2006      2007       2006
-----------------------------------------------------------------------------------------------
MFS Charter Income Trust               Ernst & Young     $9,674     $8,520        $0       $144
MFS Multimarket Income Trust           Ernst & Young     $9,674     $9,382        $0       $144
MFS Municipal Income Trust             Deloitte          $6,796     $7,050        $0         $0
MFS Special Value Trust                Ernst & Young     $8,744     $8,807        $0       $144
MFS Government Markets Income Trust    Deloitte          $6,006     $8,400        $0         $0

For each Trust's last two fiscal years, fees billed by each Trust's Independent Registered Public Accounting Firm for services provided to each Trust's Service Affiliates that relate directly to such Trust's operations and financial reporting:

                               INDEPENDENT
                                REGISTERED            AUDIT RELATED
                                  PUBLIC                 FEES(1)              TAX FEES(1)        ALL OTHER FEES(1)
                                ACCOUNTING      ------------------------    ---------------    --------------------
TRUST                              FIRM               2007          2006    2007       2006        2007        2006
-------------------------------------------------------------------------------------------------------------------
Service Affiliates of MFS      Ernst & Young            $0            $0      $0         $0          $0          $0
  Charter Income Trust
Service Affiliates of MFS      Ernst & Young            $0            $0      $0    $15,500          $0          $0
  Multimarket Income Trust
Service Affiliates of MFS      Deloitte         $1,177,035    $1,047,925      $0         $0    $582,753    $276,806
  Municipal Income Trust
Service Affiliates of MFS      Ernst & Young            $0            $0      $0    $15,500          $0          $0
  Special Value Trust
Service Affiliates of MFS      Deloitte         $1,177,035    $1,047,925      $0         $0    $402,488    $429,071
  Government Markets Income
  Trust

----------
(1) This amount reflects the fees billed to Service Affiliates of each Trust for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of all funds within the MFS funds complex).

    During the periods indicated in the tables above, no services described under "Audit-Related Fees," "Tax Fees" or "All Other Fees" were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    For each Trust's last fiscal year, no fees were billed by any Independent Registered Public Accounting Firm that would be disclosed under the caption "All Other Fees" to each Trust.

    Aggregate fees billed by each Independent Registered Public Accounting Firm, for each Trust's two most recent fiscal years, for non-audit services rendered to each Trust and each Trust's Service Affiliates:

                                                      INDEPENDENT REGISTERED
TRUST                                                 PUBLIC ACCOUNTING FIRM          2007          2006
--------------------------------------------------------------------------------------------------------
MFS Charter Income Trust and its Service Affiliates   Ernst & Young               $197,912      $126,727
MFS Multimarket Income Trust and its Service          Ernst & Young               $220,690      $114,395
  Affiliates
MFS Municipal Income Trust and its Service            Deloitte                  $1,953,959    $1,497,966
  Affiliates
MFS Special Value Trust and its Service Affiliates    Ernst & Young               $219,760      $113,820
MFS Government Markets Income Trust and its Service   Deloitte                  $1,807,904    $1,648,581
  Affiliates

                                                                     SCHEDULE B

                          INTERESTS OF CERTAIN PERSONS

As of August 4, 2008, to the best knowledge of each Trust, the shareholders who beneficially owned more than 5% of the outstanding shares of any class of such Trust are as follows:

                                                                                      NUMBER OF      PERCENT OF
                                                                                     OUTSTANDING    OUTSTANDING
                                       NAME AND ADDRESS                                SHARES        SHARES OF
                                         OF BENEFICIAL                 TITLE OF     BENEFICIALLY    NOTED CLASS
TRUST                                        OWNER                       CLASS          OWNED          OWNED
---------------------------------------------------------------------------------------------------------------
MFS Charter Income Trust             Cede & Co.                       Common         52,089,117          94.25%
                                     PO Box 20
                                     Bowling Green Station
                                     New York, NY

MFS Multimarket Income Trust         Cede & Co.                       Common         71,535,597          90.46%
                                     PO Box 20
                                     Bowling Green Station
                                     New York, NY

MFS Special Value Trust              Cede & Co.                       Common          6,286,929          91.27%
                                     PO Box 20
                                     Bowling Green Station
                                     New York, NY

MFS Municipal Income Trust           Cede & Co.                       Common         35,069,015          86.85%
                                     PO Box 20
                                     Bowling Green Station
                                     New York, NY

                                     Oppenheimer & Co.                Preferred           1,548          55.29%
                                     125 Broad Street, 15th Floor     Series T
                                     New York, NY 10013

                                     Citigroup Global Markets Inc.    Preferred,            732          26.14%
                                     390 Greenwhich St, 5th Floor     Series T
                                     New York, NY 10013

                                     UBS Securities LLC               Preferred,            338          12.07%
                                     1285 Avenue of the Americas      Series T
                                     New York, NY 10019

                                     Oppenheimer & Co.                Preferred,          1,424          50.86%
                                     125 Broad Street, 15th Floor     Series TH
                                     New York, NY 10004

MFS Municipal Income Trust           Citigroup Global Markets Inc.    Preferred,            922          32.93%
                                     390 Greenwich St, 5th Floor      Series TH
                                     New York, NY 10013

                                     UBS Securities LLC               Preferred,            229           8.18%
                                     1285 Avenue of the Americas      Series TH
                                     New York, NY 10019

                                     Jeffries and Co.                 Preferred,            157           5.61%
                                     520 Madison Ave. 11th Floor      Series TH
                                     New York, NY 10022

MFS Government Markets               Cede & Co.                       Common         28,068,297          87.49%
  Income Trust                       PO Box 20
                                     Bowling Green Station
                                     New York, NY

M F S(R)
INVESTMENT MANAGEMENT                                               CE-1PRX-8/08

MFS INVESTMENT MANAGEMENT

                                              (CONTROL NUMBER HERE)

                                              (BAR CODE HERE)
MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

                                                                 ELECTRONIC VOTING INSTRUCTIONS

                                                                 YOU CAN VOTE BY INTERNET OR TELEPHONE! AVAILABLE 24 HOURS A DAY,
                                                                 7 DAYS A WEEK!

                                                                 Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

                                                                 VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

                                                                 PROXIES SUBMITTED BY THE INTERNET OR TELEPHONE MUST BE RECEIVED
                                                                 BY 9:29 A.M., EASTERN TIME, ON OCTOBER 9, 2008.

                                                                 VOTE BY INTERNET

                                                                   o Log on to the Internet and go to www.investorvote.com

                                                                   o Follow the steps outlined on the secured website.

                                                                 VOTE BY TELEPHONE

                                                                   o Call toll free 1-800-652-VOTE (8683) within the United
                                                                     States, Canada & Puerto Rico any time on a touch tone
                                                                     telephone. There is NO CHARGE to you for the call.

                                                                   o Follow the instructions provided by the recorded message.

Using a BLACK INK pen, mark your votes with an X as shown in          [X]
this example. Please do not write outside the designated areas.

---------------------------------------------------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD                                    123456                      C0123456789                12345
---------------------------------------------------------------------------------------------------------------------------

\/  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION
IN THE ENCLOSED ENVELOPE. \/

[A]  PROPOSALS -- THE TRUSTEES OF YOUR TRUST RECOMMEND THAT YOU VOTE IN FAVOR OF ITEM 1.

1. Election of Directors:   01 - William R. Gutow      02 - Michael Hegarty      03 - Robert W. Uek

[ ]   MARK HERE TO VOTE FOR ALL NOMINEES

[ ]   MARK HERE TO WITHHOLD VOTE FROM ALL NOMINEES
                                                                01      02     03
[ ]   FOR ALL EXCEPT - To withhold a vote for one or            [ ]     [ ]    [ ]
      more nominees, mark the box to the left and the
      corresponding numbered box(es) to the right.

2. To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

[B]  AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If a corporation, please sign in full corporate name and indicate the signer's office. If a partnership, sign in the partnership name.

Date (mm/dd/yyyy) -- Please print        Signature 1 -- Please keep signature      Signature 2 -- Please keep signature
                     date below.                        within the box.                           within the box.

----------------------------------       ------------------------------------      -------------------------------------


----------------------------------       ------------------------------------      -------------------------------------

CHANGE OF ADDRESS -- Please print new address below.

------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------

\/  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE
    BOTTOM PORTION IN THE ENCLOSED ENVELOPE.\/

------------------------------------------------------------------------------------------------------------------------
PROXY -- MFS INVESTMENT MANAGEMENT
------------------------------------------------------------------------------------------------------------------------

MFS(R) MUNICIPAL INCOME TRUST - COMMON SHARES

500 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST

NOTICE OF THE 2008 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 9, 2008

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy M. Fagan, Mark D. Fischer, Brian E.
Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of
Shareholders of the above-referenced Trust, on Thursday, October 9, 2008 at 9:30 a.m., Boston time, and at any adjournments thereof, all of the common shares of the Trust that the undersigned would be entitled to vote if personally present.

Shareholders of the Trust will vote separately on each item.

Only a Trust's shareholders of record on August 4, 2008 will be entitled to vote at the Trust's Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE
UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE
REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL
HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO
POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

MFS INVESTMENT MANAGEMENT


Using a BLACK INK pen, mark your votes with an X as shown in          [X]
this example. Please do not write outside the designated areas.

---------------------------------------------------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD
---------------------------------------------------------------------------------------------------------------------------

\/  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. \/

[A]  PROPOSALS -- THE TRUSTEES OF YOUR TRUST RECOMMEND THAT YOU VOTE IN FAVOR OF ITEM 1.

1. Election of Directors:   01 - William R. Gutow     02 - Michael Hegarty          03 - Robert W. Uek
                            04 - J. Atwood Ives       05 - Laurie J. Thomsen

[ ]   MARK HERE TO VOTE FOR ALL NOMINEES

[ ]   MARK HERE TO WITHHOLD VOTE FROM ALL NOMINEES
                                                                01      02     03       04       05
[ ]   FOR ALL EXCEPT - To withhold a vote for one or            [ ]     [ ]    [ ]      [ ]      [ ]
      more nominees, mark the box to the left and the
      corresponding numbered box(es) to the right.

2. To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

[B]  AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If a corporation, please sign in full corporate name and indicate the signer's office. If a partnership, sign in the partnership name.

Date (mm/dd/yyyy) -- Please print        Signature 1 -- Please keep signature      Signature 2 -- Please keep signature
                     date below.                        within the box.                           within the box.

----------------------------------       ------------------------------------      -------------------------------------


----------------------------------       ------------------------------------      -------------------------------------

\/  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.\/

------------------------------------------------------------------------------------------------------------------------
PROXY -- MFS INVESTMENT MANAGEMENT
------------------------------------------------------------------------------------------------------------------------

MFS(R) MUNICIPAL INCOME TRUST - PREFERRED SHARES

500 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST

NOTICE OF THE 2008 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 9, 2008

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy M. Fagan, Mark D. Fischer, Brian E.
Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of
Shareholders of the above-referenced Trust, on Thursday, October 9, 2008 at 9:30 a.m., Boston time, and at any adjournments thereof, all of the preferred shares of the Trust that the undersigned would be entitled to vote if personally present.

Shareholders of the Trust will vote separately on each item.

Only a Trust's shareholders of record on August 4, 2008 will be entitled to vote at the Trust's Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE
UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE
REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL
HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO
POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

MFS INVESTMENT MANAGEMENT

                                              (CONTROL NUMBER HERE)

                                              (BAR CODE HERE)

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

                                                                 ELECTRONIC VOTING INSTRUCTIONS

                                                                 YOU CAN VOTE BY INTERNET OR TELEPHONE! AVAILABLE 24 HOURS A DAY,
                                                                 7 DAYS A WEEK!

                                                                 Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

                                                                 VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

                                                                 PROXIES SUBMITTED BY THE INTERNET OR TELEPHONE MUST BE RECEIVED
                                                                 BY 9:29 A.M., EASTERN TIME, ON OCTOBER 9, 2008.

                                                                 VOTE BY INTERNET

                                                                   o Log on to the Internet and go to www.investorvote.com

                                                                   o Follow the steps outlined on the secured website.

                                                                 VOTE BY TELEPHONE

                                                                   o Call toll free 1-800-652-VOTE (8683) within the United
                                                                     States, Canada & Puerto Rico any time on a touch tone
                                                                     telephone. There is NO CHARGE to you for the call.

                                                                   o Follow the instructions provided by the recorded message.

Using a BLACK INK pen, mark your votes with an X as shown in          [X]
this example. Please do not write outside the designated areas.

---------------------------------------------------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD                                    123456                      C0123456789                12345
---------------------------------------------------------------------------------------------------------------------------

\/  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION
    IN THE ENCLOSED ENVELOPE. \/

[A]  PROPOSALS -- THE TRUSTEES OF YOUR TRUST RECOMMEND THAT YOU VOTE IN FAVOR OF ITEM 1.

1. Election of Directors:   01 - J. Atwood Ives       02 - William R. Gutow         03 - Michael Hegarty
                            04 - Robert W. Uek

[ ]   MARK HERE TO VOTE FOR ALL NOMINEES

[ ]   MARK HERE TO WITHHOLD VOTE FROM ALL NOMINEES
                                                                01      02     03       04
[ ]   FOR ALL EXCEPT - To withhold a vote for one or            [ ]     [ ]    [ ]      [ ]
      more nominees, mark the box to the left and the
      corresponding numbered box(es) to the right.

2. To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

[B]  AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If a corporation, please sign in full corporate name and indicate the signer's office. If a partnership, sign in the partnership name.

Date (mm/dd/yyyy) -- Please print        Signature 1 -- Please keep signature      Signature 2 -- Please keep signature
                     date below.                        within the box.                            within the box.

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CHANGE OF ADDRESS -- Please print new address below.

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

\/  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE
    BOTTOM PORTION IN THE ENCLOSED ENVELOPE.\/

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PROXY -- MFS INVESTMENT MANAGEMENT
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MFS(R) CHARTER INCOME TRUST
MFS(R) GOVERNMENT MARKETS INCOME TRUST
MFS(R) MULTIMARKET INCOME TRUST
MFS(R) SPECIAL VALUE TRUST

500 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EACH TRUST

NOTICE OF THE 2008 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 9, 2008

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy M. Fagan, Mark D. Fischer, Brian E.
Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of
Shareholders of the above-referenced Trusts, on Thursday, October 9, 2008 at 9:30 a.m., Boston time, and at any adjournments thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present.

Each Trust will hold its meeting simultaneously with each Trust. Shareholders of each Trust will vote separately on each item.

Only a Trust's shareholders of record on August 4, 2008 will be entitled to vote at that Trust's Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE
UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE
REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL
HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO
POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE
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